SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                               SEPTEMBER 29, 1999

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                  Commission              IRS Employer
jurisdiction                    File Number             Identification
of incorporation                                        Number

Delaware                          1-3492                No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, which are not called for by this form, that the registrant deems to be important to security holders.

         On September 29, 1999 registrant issued a press release announcing, among other things, an award of a contract, valued at $331 million to Brown & Root - Condor (a joint venture company between Brown & Root and Condor Engineering SPA) by Sonatrach (the Algerian national oil company) and Anadarko Algeria Corporation (a US oil company). If all options are executed for this Stage II contract, the contract could have an ultimate value of $770 million.

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated September 29, 1999.









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                                   SIGNATURES

         As required by the Securities Exchange Act of 1934, the registrant has authorized this report to be signed on behalf of the registrant by the undersigned authorized individual.


                                      HALLIBURTON COMPANY




Date:  October 1, 1999                By:  /s/  Susan S. Keith
                                         -----------------------------------
                                                Susan S. Keith
                                                Vice President and Secretary












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                                  EXHIBIT INDEX


Exhibit                                                       Sequentially
Number                     Description                        Numbered Page

20                         Press Release of                   5 of 6
                           September 29, 1999
                           Incorporated by Reference










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